UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/14/2009

CNB Financial Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13396

Pennsylvania	25-1450605
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 South Second Street
PO Box 42
Clearfield, Pennsylvania 16830
(Address of principal executive offices, including zip code)

814-765-9621
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

CNB Financial Corporation [Nasdaq: CCNE] announced today that it has elected to not participate in the U.S. Department of Treasury's Capital Purchase Program. The Corporation had previously received preliminary approval from the Department of Treasury for the placement of $21.4 million in senior preferred stock and stock warrants representing 270,202 shares of common stock.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: January 16, 2009	By:	/s/ Charles R. Guarino
Charles R. Guarino
Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.	News Release announcing non participation in Capital Purchase Program